CUSTODY AGREEMENT

                              DATED JANUARY 1, 1995
                          AS AMENDED SEPTEMBER 24, 1998

                                     BETWEEN

                                 UMB BANK, N.A.

                                       AND

                               THE SECURITY FUNDS

                                TABLE OF CONTENTS

SECTION                                                                    PAGE
                                                                           ----
1.    Appointment of Custodian                                                1

2.    Definitions                                                             1
      (a)  Securities                                                         1
      (b)  Assets                                                             1
      (c)  Instructions and Special Instructions                              1

3.    Delivery of Corporate Documents                                         2

4.    Powers and Duties of Custodian and Domestic Subcustodian                2
      (a)  Safekeeping                                                        3
      (b)  Manner of Holding Securities                                       3
      (c)  Free Delivery of Assets                                            4
      (d)  Exchange of Securities                                             4
      (e)  Purchases of Assets                                                5
      (f)  Sales of Assets                                                    5
      (g)  Options                                                            6
      (h)  Futures Contracts                                                  6
      (i)  Segregated Accounts                                                6
      (j)  Depositary Receipts                                                7
      (k)  Corporate Actions, Put Bonds, Called Bonds, Etc.                   7
      (l)  Interest Bearing Deposits                                          7
      (m)  Foreign Exchange Transactions                                      8
      (n)  Pledges or Loans of Securities                                     8
      (o)  Stock Dividends, Rights, Etc.                                      9
      (p)  Routine Dealings                                                   9
      (q)  Collections                                                        9
      (r)  Bank Accounts                                                      9
      (s)  Dividends, Distributions and Redemptions                           9
      (t)  Proceeds from Shares Sold                                          9
      (u)  Proxies and Notices; Compliance with the Shareholders
              Communication Act of 1985                                      10
      (v)  Books and Records                                                 10
      (w)  Opinion of Fund's Independent Certified Public Accountants        10
      (x)  Reports by Independent Certified Public Accountants               10
      (y)  Bills and Other Disbursements                                     10

5.    Subcustodians                                                          10
      (a)  Domestic Subcustodians                                            11
      (b)  Foreign Subcustodians                                             11
      (c)  Interim Subcustodians                                             11
      (d)  Special Subcustodians                                             12
      (e)  Termination of a Subcustodian                                     12
      (f)  Certification Regarding Foreign Subcustodians                     12

6.    Standard of Care                                                       12
      (a)  General Standard of Care                                          12
      (b)  Actions Prohibited by Applicable Law, Events Beyond
           Custodian's Control, Armed Conflict, Sovereign Risk, Etc.         12
      (c)  Liability for Past Records                                        13
      (d)  Advice of Counsel                                                 13

SECTION                                                                    PAGE
                                                                           ----
       (e)  Advice of the Fund and Others                                    13
       (f)  Instructions Appearing to be Genuine                             13
       (g)  Exceptions from Liability                                        13

 7.    Liability of the Custodian for Actions of Others                      14
       (a)  Domestic Subcustodians                                           14
       (b)  Liability for Acts and Omissions of Foreign Subcustodians        14
       (c)  Securities Systems, Interim Subcustodians, Special
            Subcustodians, Securities Depositories and Clearing Agencies     14
       (d)  Defaults or Insolvency's of Brokers, Banks, Etc.                 14
       (e)  Reimbursement of Expenses                                        14

 8.    Indemnification                                                       14
       (a)  Indemnification by Fund                                          14
       (b)  Indemnification by Custodian                                     15

 9.    Advances                                                              15

10.    Liens                                                                 15

11.    Compensation                                                          15

12.    Powers of Attorney                                                    16

13.    Termination and Assignment                                            16

14.    Additional Funds                                                      16

15.    Notices                                                               16

16.    Miscellaneous                                                         16

                                CUSTODY AGREEMENT

      This agreement made as of this 1st day of January, 1995, as amended September 24, 1998, between UMB Bank, n.a., a national banking association with its principal place of business located in Kansas City, Missouri (hereinafter "Custodian"), and each of the Funds which have executed the signature page hereof together with such additional Funds which shall be made parties to this Agreement by the execution of a separate signature page hereto (individually, a "Fund" and collectively, the "Funds").

      WITNESSETH:

      WHEREAS, each Fund is registered as an open-end management investment company under the Investment Company Act of 1940, as amended; and

      WHEREAS, each Fund desires to appoint Custodian as its custodian for the custody of Assets (as hereinafter defined) owned by such Fund which Assets are to be held in such accounts as such Fund may establish from time to time; and

      WHEREAS, Custodian is willing to accept such appointment on the terms and conditions hereof.

      NOW, THEREFORE, in consideration of the mutual promises contained herein, the parties hereto, intending to be legally bound, mutually covenant and agree as follows:

1. APPOINTMENT OF CUSTODIAN.

      Each Fund hereby constitutes and appoints the Custodian as custodian of Assets belonging to each such Fund which have been or may be from time to time deposited with the Custodian. Custodian accepts such appointment as a custodian and agrees to perform the duties and responsibilities of Custodian as set forth herein on the conditions set forth herein.

2.   DEFINITIONS.

      For purposes of this Agreement, the following terms shall have the meanings so indicated:

      (a) "Security" or "Securities" shall mean stocks, bonds, bills, rights, script, warrants, interim certificates, registered investment company shares and all negotiable or nonnegotiable paper commonly known as Securities and other instruments or obligations.

      (b) "Assets" shall mean Securities, monies and other property held by the Custodian for the benefit of a Fund.

      (c)(1) "Instructions", as used herein, shall mean: (i) a tested telex, a written (including, without limitation, facsimile transmission) request, direction, instruction or certification signed or initialed by or on behalf of a Fund by an Authorized Person; (ii) a telephonic or other oral communication from a person the Custodian reasonably believes to be an Authorized Person; or (iii) a communication effected directly between an electro-mechanical or electronic device or system (including, without limitation, computers) on behalf of a Fund. Instructions in the form of oral communications shall be confirmed by the appropriate Fund by tested telex or in writing in the manner set forth in clause
(i) above, but the lack of such confirmation shall in no way affect any action taken by the Custodian in reliance upon such oral Instructions prior to the Custodian's receipt of such confirmation. Each Fund authorizes the Custodian to record any and all telephonic or other oral Instructions communicated to the Custodian.

      (c)(2) "Special Instructions", as used herein, shall mean Instructions countersigned or confirmed in writing by the Treasurer or any Assistant Treasurer of a Fund or any other person designated by the Treasurer of such Fund in writing, which countersignature or confirmation shall be included on the same instrument containing the Instructions or on a separate instrument relating thereto.

      (c)(3) Instructions and Special Instructions shall be delivered to the Custodian at the address and/or telephone, facsimile transmission or telex number agreed upon from time to time by the Custodian and each Fund.

      (c)(4) Where appropriate, Instructions and Special Instructions shall be continuing instructions.

3. DELIVERY OF CORPORATE DOCUMENTS.

      Each of the parties to this Agreement represents that its execution does not violate any of the provisions of its respective charter, articles of incorporation, articles of association or bylaws and all required corporate action to authorize the execution and delivery of this Agreement has been taken.

      Each Fund has furnished the Custodian with copies, properly certified or authenticated, with all amendments or supplements thereto, of the following documents:

      (a) Certificate of Incorporation (or equivalent document) of the Fund as in effect on the date hereof;

      (b) By-Laws of the Fund as in effect on the date hereof;

      (c) Resolutions of the Board of Directors of the Fund appointing the Custodian and approving the form of this Agreement; and

      (d)  The  Fund's   current   prospectus   and   statements  of  additional
information.

      Each Fund shall promptly furnish the Custodian with copies of any updates, amendments or supplements to the foregoing documents.

      In addition, each Fund has delivered or will promptly deliver to the Custodian, copies of the Resolution(s) of its Board of Directors or Trustees and all amendments or supplements thereto, properly certified or authenticated, designating certain officers or employees of each such Fund who will have continuing authority to certify to the Custodian: (a) the names, titles, signatures and scope of authority of all persons authorized to give Instructions or any other notice, request, direction, instruction, certificate or instrument on behalf of each Fund, and (b) the names, titles and signatures of those persons authorized to countersign or confirm Special Instructions on behalf of each Fund (in both cases collectively, the "Authorized Persons" and individually, an "Authorized Person"). Such Resolutions and certificates may be accepted and relied upon by the Custodian as conclusive evidence of the facts set forth therein and shall be considered to be in full force and effect until delivery to the Custodian of a similar Resolution or certificate to the contrary. Upon delivery of a certificate which deletes or does not include the name(s) of a person previously authorized to give Instructions or to countersign or confirm Special Instructions, such persons shall no longer be considered an Authorized Person authorized to give Instructions or to countersign or confirm Special Instructions. Unless the certificate specifically requires that the approval of anyone else will first have been obtained, the Custodian will be under no obligation to inquire into the right of the person giving such Instructions or Special Instructions to do so. Notwithstanding any of the foregoing, no Instructions or Special Instructions received by the Custodian from a Fund will be deemed to authorize or permit any director, trustee, officer, employee, or agent of such Fund to withdraw any of the Assets of such Fund upon the mere receipt of such authorization, Special Instructions or Instructions from such director, trustee, officer, employee or agent.

4. POWERS AND DUTIES OF CUSTODIAN AND DOMESTIC SUBCUSTODIAN.

      Except for Assets held by any Subcustodian appointed pursuant to Sections 5(b), (c), or (d) of this Agreement, the Custodian shall have and perform the powers and duties hereinafter set forth in this Section 4. For purposes of this
Section 4 all references to powers and duties of the "Custodian" shall also refer to any Domestic Subcustodian appointed pursuant to Section 5(a).

      (a) Safekeeping.

            The Custodian will keep safely the Assets of each Fund which are delivered to it from time to time. The Custodian shall not be responsible for any property of a Fund held or received by such Fund and not delivered to the Custodian.

      (b) Manner of Holding Securities.

            (1) The Custodian shall at all times hold Securities of each Fund either: (i) by physical possession of the share certificates or other instruments representing such Securities in registered or bearer form; (ii) in book-entry form by a Securities System (as hereinafter defined) in accordance with the provisions of sub-paragraph (3) below; or (iii) with the transfer agents for other registered investment companies (in the case of registered investment company shares owned by a Fund) in accordance with the provisions of sub-paragraph (4) below.

            (2) The Custodian may hold registrable portfolio Securities which have been delivered to it in physical form, by registering the same in the name of the appropriate Fund or its nominee, or in the name of the Custodian or its nominee, for whose actions such Fund and Custodian, respectively, shall be fully responsible. Upon the receipt of Instructions, the Custodian shall hold such Securities in street certificate form, so called, with or without any indication of fiduciary capacity. However, unless it receives Instructions to the contrary, the Custodian will register all such portfolio Securities in the name of the Custodian's authorized nominee. All such Securities shall be held in an account of the Custodian containing only assets of the appropriate Fund or only assets held by the Custodian as a fiduciary, provided that the records of the Custodian shall indicate at all times the Fund or other customer for which such Securities are held in such accounts and the respective interests therein.

            (3) The Custodian may deposit and/or maintain domestic Securities owned by a Fund in, and each Fund hereby approves use of: (a) The Depository Trust Company; (b) The Participants Trust Company; and (c) any book-entry system as provided in (i) Subpart 0 of Treasury Circular No. 300, 31 CFR 306.115, (ii) Subpart B of Treasury Circular Public Debt Series No. 27-76, 31 CFR 350.2, or
(iii) the book-entry regulations of federal agencies substantially in the form of 31 CFR 306.115. Upon the receipt of Special Instructions, the Custodian may deposit and/or maintain domestic Securities owned by a Fund in any other domestic clearing agency registered with the Securities and Exchange Commission ("SEC") under Section 17A of the Securities Exchange Act of 1934 (or as may otherwise be authorized by the SEC to serve in the capacity of depository or clearing agent for the Securities or other assets of investment companies) which acts as a Securities depository. Each of the foregoing shall be referred to in this Agreement as a "Securities System", and all such Securities Systems shall be listed on the attached Appendix A. Use of a Securities System shall be in accordance with applicable Federal Reserve Board and SEC rules and regulations, if any, and subject to the following provisions:

                  (i) The Custodian may deposit the Securities directly or through one or more agents or Subcustodians which are also qualified to act as custodians for investment companies.

                  (ii) The Custodian shall deposit and/or maintain the Securities in a Securities System, provided that such Securities are represented in an account ("Account") of the Custodian in the Securities System that includes only assets held by the Custodian as a fiduciary, custodian or otherwise for customers.

                  (iii) The books and records of the Custodian shall at all times identify those Securities belonging to any one or more Funds which are maintained in a Securities System.

                  (iv) The Custodian shall pay for Securities purchased for the account of a Fund only upon (a) receipt of advice from the Securities System that such Securities have been transferred to the Account of the Custodian in accordance with the rules of the Securities System, and (b) the making of an entry on the records of the Custodian to reflect such payment and transfer for the account of such Fund. The Custodian shall transfer Securities sold for the account of a Fund only upon (a) receipt of advice from the Securities System that payment for such Securities has been transferred to the Account of the Custodian in accordance with the rules of the Securities System, and (b) the making of an entry on the records of the Custodian to reflect such transfer and payment for the account of such Fund. Copies of all advices from the Securities System relating to transfers of Securities for the account of a Fund shall be maintained for such Fund by the Custodian. The Custodian shall deliver to a Fund on the next succeeding business day, daily transaction reports which shall include each day's transactions in the Securities System for the account of such Fund. Such transaction reports shall be delivered to such Fund or any agent designated by such Fund pursuant to Instructions, by computer or in such other manner as such Fund and Custodian may agree.

                  (v) The Custodian shall, if requested by a Fund pursuant to Instructions, provide such Fund with reports obtained by the Custodian or any Subcustodian with respect to a Securities System's accounting system, internal accounting control and procedures for safeguarding Securities deposited in the Securities System.

                  (vi) Upon receipt of Special Instructions, the Custodian shall terminate the use of any Securities System on behalf of a Fund as promptly as practicable and shall take all actions reasonably practicable to safeguard the Securities of such Fund maintained with such Securities System.

            (4) The Custodian may hold shares of other registered investment companies ("Underlying Funds") which are owned by a Fund with the transfer agents for such Underlying Funds. In maintaining shares of Underlying Funds with such transfer agents, each Fund investing in such shares and the Custodian shall adhere to the following procedures designed to comply with the requirements of Rule 17f-4 of the 1940 Act:

                  (i) The Custodian may deposit the shares directly or through one or more agents or Subcustodians which are also qualified to act as custodians for investment companies.

                  (ii) The Custodian shall hold the shares in accounts with the transfer agents of the Underlying Funds, provided such accounts are maintained by such transfer agents as segregated accounts containing only assets held for the Custodian as Custodian of a Fund.

                  (iii) The books and records of the Custodian shall at all times identify those shares of Underlying Funds belonging to one or more Funds which are held by the transfer agents of such Underlying Funds.

                  (iv) The Custodian shall provide notice to the Funds of all transfers to or from the account of a Fund held at the transfer agent of an Underlying Fund.

                  (v) The Custodian shall, if reasonably requested by a Fund pursuant to Instructions, provide such Fund with reports obtained by the Custodian or any Subcustodian with respect to the internal accounting control maintained by the transfer agent for an Underlying Fund.

      (c) Free Delivery of Assets.

            Notwithstanding any other provision of this Agreement and except as provided in Section 3 and 4 hereof, the Custodian, upon receipt of Special Instructions, will undertake to make free delivery of Assets, provided such Assets are on hand and available, in connection with a Fund's transactions and to transfer such Assets to such broker, dealer, Subcustodian, bank, agent, Securities System or otherwise as specified in such Special Instructions.

      (d) Exchange of Securities.

            Upon receipt of Instructions, the Custodian will exchange portfolio Securities held by it for a Fund for other Securities or cash paid in connection with any reorganization, recapitalization, merger, consolidation, or conversion of convertible Securities, and will deposit any such Securities in accordance with the terms of any reorganization or protective plan.

            Without Instructions, the Custodian is authorized to exchange Securities held by it in temporary form for Securities in definitive form, to surrender Securities for transfer into a name or nominee name as permitted in
Section 4(b)(2), to effect an exchange of shares in a stock split or when the par value of the stock is changed, to sell any fractional shares, and, upon receiving payment therefor, to surrender bonds or other Securities held by it at maturity or call.

      (e) Purchases of Assets.

            (1) Securities Purchases. In accordance with Instructions, the Custodian shall, with respect to a purchase of Securities, pay for such Securities out of monies held for a Fund's account for which the purchase was made, but only insofar as monies are available therein for such purpose, and receive the portfolio Securities so purchased. Unless the Custodian has received Special Instructions to the contrary, such payment will be made only upon receipt of Securities by the Custodian, a clearing corporation of a national Securities exchange of which the Custodian is a member, or a Securities System in accordance with the provisions of Section 4(b)(3) hereof. Notwithstanding the foregoing, upon receipt of Instructions: (i) in connection with a repurchase agreement, the Custodian may release funds to a Securities System prior to the receipt of advice from the Securities System that the Securities underlying such repurchase agreement have been transferred by book-entry into the Account maintained with such Securities System by the Custodian, provided that the Custodian's instructions to the Securities System require that the Securities System may make payment of such funds to the other party to the repurchase agreement only upon transfer by book-entry of the Securities underlying the repurchase agreement into such Account; (ii) in the case of Interest Bearing Deposits, currency deposits, and other deposits, foreign exchange transactions, futures contracts or options, pursuant to Sections 4(g), 4(h), 4(1), and 4(m) hereof, the Custodian may make payment therefor before receipt of an advice of transaction; and (iii) in the case of Securities as to which payment for the Security and receipt of the instrument evidencing the Security are under generally accepted trade practice or the terms of the instrument representing the Security expected to take place in different locations or through separate parties, such as commercial paper which is indexed to foreign currency exchange rates, derivatives and similar Securities, the Custodian may make payment for such Securities prior to delivery thereof in accordance with such generally accepted trade practice or the terms of the instrument representing such Security; and (iv) in the case of shares of Underlying Funds maintained with transfer agents for such Underlying Funds pursuant to Section 4(b)(4) hereof, payment for shares purchased shall be in accordance with the procedures of such transfer agent.

            (2) Other Assets Purchased. Upon receipt of Instructions and except as otherwise provided herein, the Custodian shall pay for and receive other Assets for the account of a Fund as provided in Instructions.

      (f) Sales of Assets.

            (1) Securities Sold. In accordance with Instructions, the Custodian will, with respect to a sale, deliver or cause to be delivered the Securities thus designated as sold to the broker or other person specified in the Instructions relating to such sale. Unless the Custodian has received Special Instructions to the contrary, such delivery shall be made only upon receipt of payment therefor in the form of: (a) cash, certified check, bank cashier's check, bank credit, or bank wire transfer; (b) credit to the account of the Custodian with a clearing corporation of a national Securities exchange of which the Custodian is a member; or (c) credit to the Account of the Custodian with a Securities System, in accordance with the provisions of Section 4(b)(3) hereof. Notwithstanding the foregoing: (i) Securities held in physical form may be delivered and paid for in accordance with "street delivery custom" to a broker or its clearing agent, against delivery to the Custodian of a receipt for such Securities, provided that the Custodian shall have taken reasonable steps to ensure prompt collection of the payment for, or return of, such Securities by the broker or its clearing agent, and provided further that the Custodian shall not be responsible for the selection of or the failure or inability to perform of such broker or its clearing agent or for any related loss arising from delivery or custody of such Securities prior to receiving payment therefor; and
(ii) in the case of shares of Underlying Funds maintained with transfer agents for such Underlying Funds pursuant to Section 4(b)(4) hereof, delivery of shares sold shall be in accordance with the procedures of such transfer agent.

            (2) Other Assets Sold. Upon receipt of Instructions and except as otherwise provided herein, the Custodian shall receive payment for and deliver other Assets for the account of a Fund as provided in Instructions.

      (g) Options.

            (1) Upon receipt of Instructions relating to the purchase of an option or sale of a covered call option, the Custodian shall: (a) receive and retain confirmations or other documents, if any, evidencing the purchase or writing of the option by a Fund; (b) if the transaction involves the sale of a covered call option, deposit and maintain in a segregated account the Securities (either physically or by book-entry in a Securities System) subject to the covered call option written on behalf of such Fund; and (c) pay, release and/or transfer such Securities, cash or other Assets in accordance with any notices or other communications evidencing the expiration, termination or exercise of such options which are furnished to the Custodian by the Options Clearing Corporation (the "OCC"), the securities or options exchanges on which such options were traded, or such other organization as may be responsible for handling such option transactions.

            (2) Upon receipt of Instructions relating to the sale of a naked option (including stock index and commodity options), the Custodian, the appropriate Fund and the broker-dealer shall enter into an agreement to comply with the rules of the OCC or of any registered national securities exchange or similar organizations(s). Pursuant to that agreement and such Fund's Instructions, the Custodian shall: (a) receive and retain confirmations or other documents, if any, evidencing the writing of the option; (b) deposit and maintain in a segregated account, Securities (either physically or by book-entry in a Securities System), cash and/or other Assets; and (c) pay, release and/or transfer such Securities, cash or other Assets in accordance with any such agreement and with any notices or other communications evidencing the expiration, termination or exercise of such option which are furnished to the Custodian by the OCC, the securities or options exchanges on which such options were traded, or such other organization as may be responsible for handling such option transactions. The appropriate Fund and the broker-dealer shall be responsible for determining the quality and quantity of assets held in any segregated account established in compliance with applicable margin maintenance requirements and the performance of other terms of any option contract.

      (h) Futures Contracts.

            Upon receipt of Instructions, the Custodian shall enter into a futures margin procedural agreement among the appropriate Fund, the Custodian and the designated futures commission merchant (a "Procedural Agreement"). Under the Procedural Agreement the Custodian shall: (a) receive and retain confirmations, if any, evidencing the purchase or sale of a futures contract or an option on a futures contract by such Fund; (b) deposit and maintain in a segregated account cash, Securities and/or other Assets designated as initial, maintenance or variation "margin" deposits intended to secure such Fund's performance of its obligations under any futures contracts purchased or sold, or any options on futures contracts written by such Fund, in accordance with the provisions of any Procedural Agreement designed to comply with the provisions of the Commodity Futures Trading Commission and/or any commodity exchange or
contract  market  (such  as  the  Chicago  Board  of  Trade),   or  any  similar
organization(s), regarding such margin deposits; and (c) release Assets from and/or transfer Assets into such margin accounts only in accordance with any such Procedural Agreements. The appropriate Fund and such futures commission merchant shall be responsible for determining the type and amount of Assets held in the segregated account or paid to the broker-dealer in compliance with applicable margin maintenance requirements and the performance of any futures contract or option on a futures contract in accordance with its terms.

      (i) Segregated Accounts.

            Upon receipt of Instructions, the Custodian shall establish and maintain on its books a segregated account or accounts for and on behalf of a Fund, into which account or accounts may be transferred Assets of such Fund, including Securities maintained by the Custodian in a Securities System pursuant to Paragraph (b)(3) of this Section 4 and shares maintained by the Custodian with the transfer agents for Underlying Funds pursuant to Paragraph (b)(4) of this Section 4, said account or accounts to be maintained (i) for the purposes set forth in Sections 4(g), 4(h) and 4(n) and (ii) for the purpose of compliance by such Fund with the procedures required by the SEC Investment Company Act Release Number 10666 or any subsequent release or releases relating to the maintenance of segregated accounts by registered investment companies, or (iii) for such other purposes as may be set forth, from time to time, in Special Instructions. The Custodian shall not be responsible for the determination of the type or amount of Assets to be held in any segregated account referred to in this paragraph, or for compliance by the Fund with required procedures noted in
(ii) above.

      (j) Depositary Receipts.

            Upon receipt of Instructions, the Custodian shall surrender or cause to be surrendered Securities to the depositary used for such Securities by an issuer of American Depositary Receipts or International Depositary Receipts (hereinafter referred to, collectively, as "ADRs"), against a written receipt therefor adequately describing such Securities and written evidence satisfactory to the organization surrendering the same that the depositary has acknowledged receipt of instructions to issue ADRs with respect to such Securities in the name of the Custodian or a nominee of the Custodian, for delivery in accordance with such instructions.

            Upon receipt of Instructions, the Custodian shall surrender or cause to be surrendered ADRs to the issuer thereof, against a written receipt therefor adequately describing the ADRs surrendered and written evidence satisfactory to the organization surrendering the same that the issuer of the ADRs has acknowledged receipt of instructions to cause its depository to deliver the Securities underlying such ADRs in accordance with such instructions.

      (k) Corporate Actions, Put Bonds, Called Bonds, Etc.

            Upon receipt of Instructions, the Custodian shall: (a) deliver warrants, puts, calls, rights or similar Securities to the issuer or trustee thereof (or to the agent of such issuer or trustee) for the purpose of exercise or sale, provided that the new Securities, cash or other Assets, if any, acquired as a result of such actions are to be delivered to the Custodian; and
(b) deposit Securities upon invitations for tenders thereof, provided that the consideration for such Securities is to be paid or delivered to the Custodian, or the tendered Securities are to be returned to the Custodian.

            Notwithstanding any provision of this Agreement to the contrary, the Custodian shall take all necessary action, unless otherwise directed to the contrary in Instructions, to comply with the terms of all mandatory or compulsory exchanges, calls, tenders, redemptions, or similar rights of security ownership, and shall notify the appropriate Fund of such action in writing by facsimile transmission or in such other manner as such Fund and Custodian may agree in writing.

            The Fund agrees that if it gives an Instruction for the performance of an act on the last permissible date of a period established by any optional offer or on the last permissible date for the performance of such act, the Fund shall hold the Bank harmless from any adverse consequences in connection with acting upon or failing to act upon such Instructions.

      (l) Interest Bearing Deposits.

            Upon receipt of Instructions directing the Custodian to purchase interest bearing fixed term and call deposits (hereinafter referred to, collectively, as "Interest Bearing Deposits") for the account of a Fund, the Custodian shall purchase such Interest Bearing Deposits in the name of such Fund with such banks or trust companies, including the Custodian, any Subcustodian or any subsidiary or affiliate of the Custodian (hereinafter referred to as "Banking Institutions"), and in such amounts as such Fund may direct pursuant to Instructions. Such Interest Bearing Deposits may be denominated in U.S. dollars or other currencies, as such Fund may determine and direct pursuant to Instructions. The responsibilities of the Custodian to a Fund for Interest Bearing Deposits issued by the Custodian shall be that of a U.S. bank for a similar deposit. With respect to Interest Bearing Deposits other than those issued by the Custodian, (a) the Custodian shall be responsible for the collection of income and the transmission of cash to and from such accounts; and
(b) the Custodian shall have no duty with respect to the selection of the Banking Institution or for the failure of such Banking Institution to pay upon demand.

      (m) Foreign Exchange Transactions.

            (1) Each Fund may from time to time appoint the Custodian as its agent in the execution of currency exchange transactions. The Custodian agrees to provide exchange rate and U.S. Dollar information, electronically or in writing, to the Funds prior to the value date of said foreign exchange transaction. The Fund agrees to provide the Custodian with information necessary to complete the foreign exchange transaction at least two business days prior to the value date of said transaction.

            (2) Upon receipt of Instructions, the Custodian shall settle foreign exchange contracts or options to purchase and sell foreign currencies for spot and future delivery on behalf of and for the account of a Fund with such currency brokers or Banking Institutions as such Fund may determine and direct pursuant to Instructions. If, in its Instructions, a Fund does not direct the Custodian to utilize a particular currency broker or Banking Institution, the Custodian is authorized to select such currency broker or Banking Institution as it deems appropriate to execute the Fund's foreign currency transaction.

            (3) Each Fund accepts full responsibility for its use of third party foreign exchange brokers and for execution of said foreign exchange contracts and understands that the Fund shall be responsible for any and all costs and interest charges which may be incurred as a result of the failure or delay of its third party broker to deliver foreign exchange. The Custodian shall have no responsibility with respect to the selection of the currency brokers or Banking Institutions with which a Fund deals or the performance of such brokers or Banking Institutions.

            (4) Notwithstanding anything to the contrary contained herein, upon receipt of Instructions the Custodian may, in connection with a foreign exchange contract, make free outgoing payments of cash in the form of U.S. Dollars or foreign currency prior to receipt of confirmation of such foreign exchange contract or confirmation that the countervalue currency completing such contract has been delivered or received.

            (5) The Custodian shall not be obligated to enter into foreign exchange transactions as principal. However, if the Custodian has made available to a Fund its services as a principal in foreign exchange transactions and subject to any separate agreement between the parties relating to such transactions, the Custodian shall enter into foreign exchange contracts or options to purchase and sell foreign currencies for spot and future delivery on behalf of and for the account of the Fund, with the Custodian as principal.

      (n) Pledges or Loans of Securities.

            (1) Upon receipt of Instructions from a Fund, the Custodian will release or cause to be released Securities held in custody to the pledgees designated in such Instructions by way of pledge or hypothecation to secure loans incurred by such Fund with various lenders including but not limited to UMB Bank, n.a.; provided, however, that the Securities shall be released only upon payment to the Custodian of the monies borrowed, except that in cases where additional collateral is required to secure existing borrowings, further Securities may be released or delivered, or caused to be released or delivered for that purpose upon receipt of Instructions. Upon receipt of Instructions, the Custodian will pay, but only from funds available for such purpose, any such loan upon re-delivery to it of the Securities pledged or hypothecated therefor and upon surrender of the note or notes evidencing such loan. In lieu of delivering collateral to a pledgee, the Custodian, on the receipt of Instructions, shall transfer the pledged Securities to a segregated account for the benefit of the pledgee.

            (2) Upon receipt of Special Instructions, and execution of a separate Securities Lending Agreement, the Custodian will release Securities held in custody to the borrower designated in such Instructions and may, except as otherwise provided below, deliver such Securities prior to the receipt of collateral, if any, for such borrowing, provided that, in case of loans of Securities held by a Securities System that are secured by cash collateral, the Custodian's instructions to the Securities System shall require that the Securities System deliver the Securities of the appropriate Fund to the borrower thereof only upon receipt of the collateral for such borrowing. The Custodian shall have no responsibility or liability for any loss arising from the delivery of Securities prior to the receipt of collateral. Upon receipt of Instructions and the loaned Securities, the Custodian will release the collateral to the borrower.

      (o) Stock Dividends, Rights, Etc.

            The Custodian shall receive and collect all stock dividends, rights, and other items of like nature and, upon receipt of Instructions, take action with respect to the same as directed in such Instructions.

      (p) Routine Dealings.

            The Custodian will, in general, attend to all routine and mechanical matters in accordance with industry standards in connection with the sale, exchange, substitution, purchase, transfer, or other dealings with Securities or other property of each Fund except as may be otherwise provided in this Agreement or directed from time to time by Instructions from any particular Fund. The Custodian may also make payments to itself or others from the Assets for disbursements and out-of-pocket expenses incidental to handling Securities or other similar items relating to its duties under this Agreement, provided that all such payments shall be accounted for to the appropriate Fund.

      (q) Collections.

            The Custodian shall (a) collect amounts due and payable to each Fund with respect to portfolio Securities and other Assets; (b) promptly credit to the account of each Fund all income and other payments relating to portfolio Securities and other Assets held by the Custodian hereunder upon Custodian's receipt of such income or payments or as otherwise agreed in writing by the Custodian and any particular Fund; (c) promptly endorse and deliver any instruments required to effect such collection; and (d) promptly execute ownership and other certificates and affidavits for all federal, state, local and foreign tax purposes in connection with receipt of income or other payments with respect to portfolio Securities and other Assets, or in connection with the transfer of such Securities or other Assets; provided, however, that with respect to portfolio Securities registered in so-called street name, or physical Securities with variable interest rates, the Custodian shall use its best efforts to collect amounts due and payable to any such Fund. The Custodian shall notify a Fund in writing by facsimile transmission or in such other manner as such Fund and Custodian may agree in writing if any amount payable with respect to portfolio Securities or other Assets is not received by the Custodian when due. The Custodian shall not be responsible for the collection of amounts due and payable with respect to portfolio Securities or other Assets that are in default.

      (r) Bank Accounts.

            Upon Instructions, the Custodian shall open and operate a bank account or accounts on the books of the Custodian; provided that such bank account(s) shall be in the name of the Custodian or a nominee thereof, for the account of one or more Funds, and shall be subject only to draft or order of the Custodian. The responsibilities of the Custodian to any one or more such Funds for deposits accepted on the Custodian's books shall be that of a U.S. bank for a similar deposit.

      (s) Dividends, Distributions and Redemptions.

            To  enable  each Fund to pay  dividends  or other  distributions  to shareholders of each such Fund and to make payment to shareholders who have requested repurchase or redemption of their shares of each such Fund (collectively, the "Shares"), the Custodian shall release cash or Securities insofar as available. In the case of cash, the Custodian shall, upon the receipt of Instructions, transfer such funds by check or wire transfer to any account at any bank or trust company designated by each such Fund in such Instructions. In the case of Securities, the Custodian shall, upon the receipt of Special
Instructions, make such transfer to any entity or account designated by each such Fund in such Special Instructions.

      (t) Proceeds from Shares Sold.

            The Custodian shall receive funds representing cash payments received for shares issued or sold from time to time by each Fund, and shall credit such funds to the account of the appropriate Fund. The Custodian shall notify the appropriate Fund of Custodian's receipt of cash in payment for shares issued by such Fund by facsimile transmission or in such other manner as such Fund and the Custodian shall agree. Upon receipt of Instructions, the Custodian shall: (a) deliver all federal funds received by the Custodian in payment for shares as may be set forth in such Instructions and at a time agreed upon between the Custodian and such Fund; and (b) make federal funds available to a Fund as of specified times agreed upon from time to time by such Fund and the Custodian, in the amount of checks received in payment for shares which are deposited to the accounts of such Fund.

      (u) Proxies and Notices; Compliance with the Shareholders Communication Act of 1985.

            The Custodian shall deliver or cause to be delivered to the appropriate Fund all forms of proxies, all notices of meetings, and any other notices or announcements affecting or relating to Securities owned by such Fund that are received by the Custodian, any Subcustodian, or any nominee of either of them, and, upon receipt of Instructions, the Custodian shall execute and deliver, or cause such Subcustodian or nominee to execute and deliver, such proxies or other authorizations as may be required. Except as directed pursuant to Instructions, neither the Custodian nor any Subcustodian or nominee shall vote upon any such Securities, or execute any proxy to vote thereon, or give any consent or take any other action with respect thereto.

            The Custodian will not release the identity of any Fund to an issuer which requests such information pursuant to the Shareholder Communications Act of 1985 for the specific purpose of direct communications between such issuer and any such Fund unless a particular Fund directs the Custodian otherwise in writing.

      (v) Books and Records.

            The Custodian shall maintain such records relating to its activities under this Agreement as are required to be maintained by Rule 31a-1 under the Investment Company Act of 1940 ("the 1940 Act") and to preserve them for the periods prescribed in Rule 31a-2 under the 1940 Act. These records shall be open for inspection by duly authorized officers, employees or agents (including independent public accountants) of the appropriate Fund during normal business hours of the Custodian.

            The Custodian shall provide accountings relating to its activities under this Agreement as shall be agreed upon by each Fund and the Custodian.

      (w) Opinion of Fund's Independent Certified Public Accountants.

            The Custodian shall take all reasonable action as each Fund may request to obtain from year to year favorable opinions from each such Fund's independent certified public accountants with respect to the Custodian's activities hereunder and in connection with the preparation of each such Fund's periodic reports to the SEC and with respect to any other requirements of the SEC.

      (x) Reports by Independent Certified Public Accountants.

            At the request of a Fund, the Custodian shall deliver to such Fund a written report prepared by the Custodian's independent certified public accountants with respect to the services provided by the Custodian under this Agreement, including, without limitation, the Custodian's accounting system, internal accounting control and procedures for safeguarding cash, Securities and other Assets, including cash, Securities and other Assets deposited and/or maintained in a Securities System, with a transfer agent for an Underlying Fund or with a Subcustodian. Such report shall be of sufficient scope and in sufficient detail as may reasonably be required by such Fund and as may reasonably be obtained by the Custodian.

      (y) Bills and Other Disbursements.

            Upon receipt of Instructions, the Custodian shall pay, or cause to be paid, all bills, statements, or other obligations of a Fund.

5. SUBCUSTODIANS.

      From time to time, in accordance with the relevant provisions of this Agreement, the Custodian may appoint one or more Domestic Subcustodians, Foreign Subcustodians, Special Subcustodians, or Interim Subcustodians (as
each are hereinafter defined) to act on behalf of any one or more Funds. A Domestic Subcustodian, in accordance with the provisions of this Agreement, may also appoint a Foreign Subcustodian, Special Subcustodian, or Interim Subcustodian to act on behalf of any one or more Funds. For purposes of this Agreement, all Domestic Subcustodians, Foreign Subcustodians, Special Subcustodians and Interim Subcustodians shall be referred to collectively as "Subcustodians".

      (a) Domestic Subcustodians.

            The Custodian may, at any time and from time to time, appoint any bank as defined in Section 2(a)(5) of the 1940 Act or any trust company or other entity, any of which meet the requirements of a custodian under Section 17(f) of the 1940 Act and the rules and regulations thereunder, to act for the Custodian on behalf of any one or more Funds as a subcustodian for purposes of holding Assets of such Fund(s) and performing other functions of the Custodian within the United States (a "Domestic Subcustodian"). Each Fund shall approve in writing the appointment of the proposed Domestic Subcustodian; and the Custodian's appointment of any such Domestic Subcustodian shall not be effective without such prior written approval of the Fund(s). Each such duly approved Domestic Subcustodian shall be listed on Appendix A attached hereto, as it may be amended, from time to time.

      (b) Foreign Subcustodians.

            The Custodian may at any time appoint, or cause a Domestic Subcustodian to appoint, any bank, trust company or other entity meeting the requirements of an "eligible foreign custodian" under Section 17(f) of the 1940 Act and the rules and regulations thereunder to act for the Custodian on behalf of any one or more Funds as a subcustodian or sub-subcustodian (if appointed by a Domestic Subcustodian) for purposes of holding Assets of the Fund(s) and performing other functions of the Custodian in countries other than the United States of America (hereinafter referred to as a "Foreign Subcustodian" in the context of either a subcustodian or a sub-subcustodian); provided that the Custodian shall have obtained written confirmation from each Fund of the approval of the Board of Directors or other governing body of each such Fund (which approval may be withheld in the sole discretion of such Board of Directors or other governing body or entity) with respect to (i) the identity of any proposed Foreign Subcustodian (including branch designation), (ii) the country or countries in which, and the securities depositories or clearing agencies (hereinafter "Securities Depositories and Clearing Agencies"), if any, through which, the Custodian or any proposed Foreign Subcustodian is authorized to hold Securities and other Assets of each such Fund, and (iii) the form and terms of the subcustodian agreement to be entered into with such proposed Foreign Subcustodian. Each such duly approved Foreign Subcustodian and the countries where and the Securities Depositories and Clearing Agencies through which they may hold Securities and other Assets of the Fund(s) shall be listed on Appendix A attached hereto, as it may be amended, from time to time. Each Fund shall be responsible for informing the Custodian sufficiently in advance of a proposed investment which is to be held in a country in which no Foreign Subcustodian is authorized to act, in order that there shall be sufficient time for the Custodian, or any Domestic Subcustodian, to effect the appropriate arrangements with a proposed Foreign Subcustodian, including obtaining approval as provided in this Section 5(b). In connection with the appointment of any Foreign Subcustodian, the Custodian shall, or shall cause the Domestic Subcustodian to, enter into a subcustodian agreement with the Foreign Subcustodian in form and substance approved by each such Fund. The Custodian shall not consent to the amendment of, and shall cause any Domestic Subcustodian not to consent to the amendment of, any agreement entered into with a Foreign Subcustodian, which materially affects any Fund's rights under such agreement, except upon prior written approval of such Fund pursuant to Special Instructions.

      (c) Interim Subcustodians.

            Notwithstanding the foregoing, in the event that a Fund shall invest in an Asset to be held in a country in which no Foreign Subcustodian is authorized to act, the Custodian shall notify such Fund in writing by facsimile transmission or in such other manner as such Fund and the Custodian shall agree in writing of the unavailability of an approved Foreign Subcustodian in such country; and upon the receipt of Special Instructions from such Fund, the Custodian shall, or shall cause its Domestic Subcustodian to, appoint or approve an entity (referred to herein as an "Interim Subcustodian") designated in such Special Instructions to hold such Security or other Asset.

      (d) Special Subcustodians.

            Upon receipt of Special Instructions, the Custodian shall on behalf of a Fund, appoint one or more banks, trust companies or other entities designated in such Special Instructions to act for the Custodian on behalf of such Fund as a subcustodian for purposes of: (i) effecting third-party repurchase transactions with banks, brokers, dealers or other entities through the use of a common custodian or subcustodian; (ii) providing depository and clearing agency services with respect to certain variable rate demand note Securities, (iii) providing depository and clearing agency services with respect to dollar denominated Securities, and (iv) effecting any other transactions designated by such Fund in such Special Instructions. Each such designated subcustodian (hereinafter referred to as a "Special Subcustodian") shall be listed on Appendix A attached hereto, as it may be amended from time to time. In connection with the appointment of any Special Subcustodian, the Custodian shall enter into a subcustodian agreement with the Special Subcustodian in form and substance approved by the appropriate Fund in Special Instructions. The Custodian shall not amend any subcustodian agreement entered into with a Special Subcustodian, or waive any rights under such agreement, except upon prior approval pursuant to Special Instructions.

      (e) Termination of a Subcustodian.

            The Custodian may, at any time in its discretion upon notification to the appropriate Fund(s), terminate any Subcustodian of such Fund(s) in accordance with the termination provisions under the applicable subcustodian agreement, and upon the receipt of Special Instructions, the Custodian will terminate any Subcustodian in accordance with the termination provisions under the applicable subcustodian agreement.

      (f) Certification Regarding Foreign Subcustodians.

            Upon request of a Fund, the Custodian shall deliver to such Fund a certificate stating: (i) the identity of each Foreign Subcustodian then acting on behalf of the Custodian; (ii) the countries in which and the Securities Depositories and Clearing Agencies through which each such Foreign Subcustodian is then holding cash, Securities and other Assets of such Fund; and (iii) such other information as may be requested by such Fund, and as the Custodian shall be reasonably able to obtain, to evidence compliance with rules and regulations under the 1940 Act.

6. STANDARD OF CARE.

      (a) General Standard of Care.

            The Custodian shall be liable to a Fund for all losses, damages and reasonable costs and expenses suffered or incurred by such Fund resulting from the gross negligence or willful misfeasance of the Custodian; provided, however, in no event shall the Custodian be liable for special, indirect or consequential damages arising under or in connection with this Agreement.

      (b) Actions Prohibited by Applicable Law, Events Beyond Custodian's Control, Sovereign Risk, Etc.

            In no event shall the Custodian or any Domestic Subcustodian incur liability hereunder (i) if the Custodian or any Subcustodian or Securities System, or any subcustodian, Securities System, Securities Depository or Clearing Agency utilized by the Custodian or any such Subcustodian, or any nominee of the Custodian or any Subcustodian (individually, a "Person") is prevented, forbidden or delayed from performing, or omits to perform, any act or thing which this Agreement provides shall be performed or omitted to be performed, by reason of: (a) any provision of any present or future law or regulation or order of the United States of America, or any state thereof, or of any foreign country, or political subdivision thereof or of any court of competent jurisdiction (and neither the Custodian nor any other Person shall be obligated to take any action contrary thereto); or (b) any event beyond the control of the Custodian or other Person such as armed conflict, riots, strikes, lockouts, labor disputes, equipment or transmission failures, natural disasters, or failure of the mails, transportation, communications or power supply; or (ii) for any loss, damage, cost or expense resulting from "Sovereign Risk." A "Sovereign Risk" shall mean nationalization, expropriation, currency devaluation, revaluation or fluctuation, confiscation, seizure, cancellation, destruction or similar action by any governmental authority, de facto or de jure; or enactment, promulgation, imposition or enforcement by any such governmental authority of currency restrictions, exchange controls, taxes, levies or other charges affecting a Fund's Assets; or acts of armed conflict, terrorism, insurrection or revolution; or any other act or event beyond the Custodian's or such other Person's control.

      (c) Liability for Past Records.

            Neither the Custodian nor any Domestic Subcustodian shall have any liability in respect of any loss, damage or expense suffered by a Fund, insofar as such loss, damage or expense arises from the performance of the Custodian or any Domestic Subcustodian in reliance upon records that were maintained for such Fund by entities other than the Custodian or any Domestic Subcustodian prior to the Custodian's employment hereunder.

      (d) Advice of Counsel.

            The Custodian and all Domestic Subcustodians shall be entitled to receive and act upon advice of counsel of its own choosing on all matters. The Custodian and all Domestic Subcustodians shall be without liability for any actions taken or omitted in good faith pursuant to the advice of counsel.

      (e) Advice of the Fund and Others.

            The Custodian and any Domestic Subcustodian may rely upon the advice of any Fund and upon statements of such Fund's accountants and other persons believed by it in good faith to be expert in matters upon which they are consulted, and neither the Custodian nor any Domestic Subcustodian shall be liable for any actions taken or omitted, in good faith, pursuant to such advice or statements.

      (f) Instructions Appearing to be Genuine.

            The  Custodian  and  all  Domestic   Subcustodians  shall  be  fully
protected and indemnified in acting as a custodian hereunder upon any Resolutions of the Board of Directors or Trustees, Instructions, Special Instructions, advice, notice, request, consent, certificate, instrument or paper appearing to it to be genuine and to have been properly executed and shall, unless otherwise specifically provided herein, be entitled to receive as conclusive proof of any fact or matter required to be ascertained from any Fund hereunder a certificate signed by any officer of such Fund authorized to countersign or confirm Special Instructions.

      (g) Exceptions from Liability.

            Without limiting the generality of any other provisions hereof, neither the Custodian nor any Domestic Subcustodian shall be under any duty or obligation to inquire into, nor be liable for:

            (i) the validity of the issue of any Securities purchased by or for any Fund, the legality of the purchase thereof or evidence of ownership required to be received by any such Fund, or the propriety of the decision to purchase or amount paid therefor;

            (ii) the legality of the sale of any Securities by or for any Fund, or the propriety of the amount for which the same were sold; or

            (iii) any other expenditures, encumbrances of Securities, borrowings or similar actions with respect to any Fund's Assets;

and may, until notified to the contrary, presume that all Instructions or Special Instructions received by it are not in conflict with or in any way contrary to any provisions of any such Fund's Declaration of Trust, Partnership Agreement, Articles of Incorporation or By-Laws or votes or proceedings of the shareholders, trustees, partners or directors of any such Fund, or any such Fund's currently effective Registration Statement on file with the SEC.

7. LIABILITY OF THE CUSTODIAN FOR ACTIONS OF OTHERS.

      (a) Domestic Subcustodians.

            The Custodian shall be liable for the acts or omissions of any Domestic Subcustodian to the same extent as if such actions or omissions were performed by the Custodian itself.

      (b) Liability for Acts and Omissions of Foreign Subcustodians.

            The Custodian shall be liable to a Fund for any loss or damage to such Fund caused by or resulting from the acts or omissions of any Foreign Subcustodian to the extent that, under the terms set forth in the subcustodian agreement between the Custodian or a Domestic Subcustodian and such Foreign Subcustodian, the Foreign Subcustodian has failed to perform in accordance with the standard of conduct imposed under such subcustodian agreement and the Custodian or Domestic Subcustodian recovers from the Foreign Subcustodian under the applicable subcustodian agreement.

      (c) Securities Systems, Transfer Agents for Underlying funds, Interim Subcustodians, Special Subcustodians, Securities Depositories and Clearing Agencies.

            The Custodian shall not be liable to any Fund for any loss, damage or expense suffered or incurred by such Fund resulting from or occasioned by the actions or omissions of a Securities System, transfer agent for an Underlying Fund, Interim Subcustodian, Special Subcustodian, or Securities Depository and Clearing Agency unless such loss, damage or expense is caused by, or results from, the negligence or willful misfeasance of the Custodian.

      (d) Defaults or Insolvency's of Brokers, Banks, Etc.

            The Custodian shall not be liable for any loss, damage or expense suffered or incurred by any Fund resulting from or occasioned by the actions, omissions, neglects, defaults or insolvency of any broker, bank, trust company or any other person with whom the Custodian may deal (other than any of such entities acting as a Subcustodian, Securities System or Securities Depository and Clearing Agency, for whose actions the liability of the Custodian is set out elsewhere in this Agreement) unless such loss, damage or expense is caused by, or results from, the negligence or willful misfeasance of the Custodian.

      (e) Reimbursement of Expenses.

            Each Fund agrees to reimburse the Custodian for all out-of-pocket expenses incurred by the Custodian in connection with this Agreement, but excluding salaries and usual overhead expenses.

8. INDEMNIFICATION.

      (a) Indemnification by Fund.

            Subject to the limitations set forth in this Agreement, each Fund agrees to indemnify and hold harmless the Custodian and its nominees from all losses, damages and expenses (including attorneys' fees) suffered or incurred by the Custodian or its nominee caused by or arising from actions taken by the Custodian, its employees or agents in the performance of its duties and obligations under this Agreement, including, but not limited to, any indemnification obligations undertaken by the Custodian under any relevant subcustodian agreement; provided, however, that such indemnity shall not apply to the extent the Custodian is liable under Sections 6 or 7 hereof.

            If any Fund requires the Custodian to take any action with respect to Securities, which action involves the payment of money or which may, in the opinion of the Custodian, result in the Custodian or its nominee assigned to such Fund being liable for the payment of money or incurring liability of some other form, such Fund, as a prerequisite to requiring the Custodian to take such action, shall provide indemnity to the Custodian in an amount and form satisfactory to it.

      (b) Indemnification by Custodian.

            Subject to the limitations set forth in this Agreement and in addition to the obligations provided in Sections 6 and 7, the Custodian agrees to indemnify and hold harmless each Fund from all losses, damages and expenses suffered or incurred by each such Fund caused by the negligence or willful misfeasance of the Custodian.

9. ADVANCES.

      In the event that, pursuant to Instructions, the Custodian or any Subcustodian, Securities System, transfer agent for an Underlying Fund, or Securities Depository or Clearing Agency acting either directly or indirectly under agreement with the Custodian (each of which for purposes of this Section 9 shall be referred to as "Custodian"), makes any payment or transfer of funds on behalf of any Fund as to which there would be, at the close of business on the date of such payment or transfer, insufficient funds held by the Custodian on behalf of any such Fund, the Custodian may, in its discretion without further Instructions, provide an advance ("Advance") to any such Fund in an amount sufficient to allow the completion of the transaction by reason of which such payment or transfer of funds is to be made. In addition, in the event the Custodian is directed by Instructions to make any payment or transfer of funds on behalf of any Fund as to which it is subsequently determined that such Fund has overdrawn its cash account with the Custodian as of the close of business on the date of such payment or transfer, said overdraft shall constitute an Advance. Any Advance shall be payable by the Fund on behalf of which the Advance was made on demand by Custodian, unless otherwise agreed by such Fund and the Custodian, and shall accrue interest from the date of the Advance to the date of payment by such Fund to the Custodian at a rate agreed upon in writing from time to time by the Custodian and such Fund. It is understood that any transaction in respect of which the Custodian shall have made an Advance, including but not limited to a foreign exchange contract or transaction in respect of which the Custodian is not acting as a principal, is for the account of and at the risk of the Fund on behalf of which the Advance was made, and not, by reason of such Advance, deemed to be a transaction undertaken by the Custodian for its own account and risk. The Custodian and each of the Funds which are parties to this Agreement acknowledge that the purpose of Advances is to finance temporarily the purchase or sale of Securities for prompt delivery in accordance with the settlement terms of such transactions or to meet emergency expenses not reasonably foreseeable by a Fund. The Custodian shall promptly notify the appropriate Fund of any Advance. Such notification shall be sent by facsimile transmission or in such other manner as such Fund and the Custodian may agree.

10. LIENS.

      The Bank shall have a lien on the Property in the Custody Account to secure payment of fees and expenses for the services rendered under this Agreement. If the Bank advances cash or securities to the Fund for any purpose or in the event that the Bank or its nominee shall incur or be assessed any taxes, charges, expenses, assessments, claims or liabilities in connection with the performance of its duties hereunder, except such as may arise from its or its nominee's negligent action, negligent failure to act or willful misconduct, any Property at any time held for the Custody Account shall be security therefor and the Fund hereby grants a security interest therein to the Bank. The Fund shall promptly reimburse the Bank for any such advance of cash or securities or any such taxes, charges, expenses, assessments, claims or liabilities upon request for payment, but should the Fund fail to so reimburse the Bank, the Bank shall be entitled to dispose of such Property to the extent necessary to obtain reimbursement. The Bank shall be entitled to debit any account of the Fund with the Bank including, without limitation, the Custody Account, in connection with any such advance and any interest on such advance as the Bank deems reasonable.

11. COMPENSATION.

      Each Fund will pay to the Custodian such compensation as is agreed to in writing by the Custodian and each such Fund from time to time. Such compensation, together with all amounts for which the Custodian is to be reimbursed in accordance with Section 7(e), shall be billed to each such Fund and paid in cash to the Custodian.

12. POWERS OF ATTORNEY.

      Upon request, each Fund shall deliver to the Custodian such proxies, powers of attorney or other instruments as may be reasonable and necessary or desirable in connection with the performance by the Custodian or any Subcustodian of their respective obligations under this Agreement or any applicable subcustodian agreement.

13. TERMINATION AND ASSIGNMENT.

      Any Fund or the Custodian may terminate this Agreement by notice in writing, delivered or mailed, postage prepaid (certified mail, return receipt requested) to the other not less than 90 days prior to the date upon which such termination shall take effect. Upon termination of this Agreement, the appropriate Fund shall pay to the Custodian such fees as may be due the Custodian hereunder as well as its reimbursable disbursements, costs and expenses paid or incurred. Upon termination of this Agreement, the Custodian shall deliver, at the terminating party's expense, all Assets held by it hereunder to the appropriate Fund or as otherwise designated by such Fund by Special Instructions. Upon such delivery, the Custodian shall have no further obligations or liabilities under this Agreement except as to the final resolution of matters relating to activity occurring prior to the effective date of termination.

       This Agreement may not be assigned by the Custodian or any Fund without the respective consent of the other, duly authorized by a resolution by its Board of Directors or Trustees.

14. ADDITIONAL FUNDS.

       An additional Fund or Funds may become a party to this Agreement after the date hereof by an instrument in writing to such effect signed by such Fund or Funds and the Custodian. If this Agreement is terminated as to one or more of the Funds (but less than all of the Funds) or if an additional Fund or Funds shall become a party to this Agreement, there shall be delivered to each party an Appendix B or an amended Appendix B, signed by each of the additional Funds (if any) and each of the remaining Funds as well as the Custodian, deleting or adding such Fund or Funds, as the case may be. The termination of this Agreement as to less than all of the Funds shall not affect the obligations of the Custodian and the remaining Funds hereunder as set forth on the signature page hereto and in Appendix B as revised from time to time.

15. NOTICES.

      As to each Fund, notices, requests, instructions and other writings delivered to The Security Benefit Group of Companies, 700 Harrison, Topeka, KS 66636-0001, postage prepaid, or to such other address as any particular Fund may have designated to the Custodian in writing, shall be deemed to have been properly delivered or given to a Fund.

      Notices, requests, instructions and other writings delivered to the Securities Administration department of the Custodian at its office at 928 Grand Blvd., 10th Floor, Attn: Debbie Cadwell, Kansas City, Missouri 64106, or mailed postage prepaid, to the Custodian's Securities Administration department, Post Office Box 226, Attn:; Debbie Cadwell, Kansas City, Missouri 64141, or to such other addresses as the Custodian may have designated to each Fund in writing, shall be deemed to have been properly delivered or given to the Custodian hereunder; provided, however, that procedures for the delivery of Instructions and Special Instructions shall be governed by Section 2(c) hereof.

16. MISCELLANEOUS.

      (a) This Agreement is executed and delivered in the State of Missouri and shall be governed by the laws of such state.

      (b) All of the terms and provisions of this Agreement shall be binding upon, and inure to the benefit of, and be enforceable by the respective successors and assigns of the parties hereto.

      (c) No provisions of this Agreement may be amended, modified or waived, in any manner except in writing, properly executed by both parties hereto; provided, however, Appendix A may be amended from time to time as Domestic
Subcustodians, Foreign Subcustodians, Special Subcustodians, and Securities Depositories and Clearing Agencies are approved or terminated according to the terms of this Agreement.

      (d) The captions in this Agreement are included for convenience of reference only, and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

      (e) This Agreement shall be effective as of the date of execution hereof.

      (f) This Agreement may be executed simultaneously in two or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

      (g) The following terms are defined terms within the meaning of this Agreement, and the definitions thereof are found in the following sections of the Agreement:

Term                                                                 Section
----                                                                 -----------
Account                                                              4(b)(3)(ii)
ADR'S                                                                4(j)
Advance                                                              9
Assets                                                               2(b)
Authorized Person                                                    3
Banking Institution                                                  4(l)
Domestic Subcustodian                                                5(a)
Foreign Subcustodian                                                 5(b)
Instruction                                                          2(c)(1)
Interim Subcustodian                                                 5(c)
Interest Bearing Deposit                                             4(l)
Liens                                                                10
OCC                                                                  4(g)(1)
Person                                                               6(b)
Procedural Agreement                                                 4(h)
SEC                                                                  4(b)(3)
Securities                                                           2(a)
Securities Depositories and Clearing Agencies                        5(b)
Securities System                                                    4(b)(3)
Shares                                                               4(s)
Sovereign Risk                                                       6(b)
Special Instruction                                                  2(c)(2)
Special Subcustodian                                                 5(d)
Subcustodian                                                         5
1940 Act                                                             4(v)
Underlying Funds                                                     4(b)(4)

      (h) If any part, term or provision of this Agreement is held to be illegal, in conflict with any law or otherwise invalid by any court of competent jurisdiction, the remaining portion or portions shall be considered severable and shall not be affected, and the rights and obligations of the parties shall be construed and enforced as if this Agreement did not contain the particular part, term or provision held to be illegal or invalid.

      (i) This Agreement constitutes the entire understanding and agreement of the parties hereto with respect to the subject matter hereof, and accordingly supersedes, as of the effective date of this Agreement, any custodian agreement heretofore in effect between the Fund and the Custodian.

IN WITNESS WHEREOF, the parties hereto have caused this Custody Agreement to be executed by their respective duly authorized officers.

                                        SECURITY ULTRA FUND

ATTEST: AMY J. LEE                      By:    JOHN D. CLELAND
                                               ---------------------------------
                                        Name:  John D. Cleland
                                        Title: President
                                        Date:   September 24, 1998

                                        SECURITY EQUITY FUND
                                        - Equity Series
                                        - Social Awareness Series
                                        - Value Series
                                        - Small Company Series

ATTEST: AMY J. LEE                      By:    JOHN D. CLELAND
                                               ---------------------------------
                                        Name:  John D. Cleland
                                        Title: President
                                        Date:  September 24, 1998

                                        SBL FUND
                                        - Series A, B, C, E, J, P, S, V and X

ATTEST: AMY J. LEE                      By:    JOHN D. CLELAND
                                               ---------------------------------
                                        Name:  John D. Cleland
                                        Title: President
                                        Date:  September 24, 1998

                                        SECURITY INCOME FUND
                                        - Corporate Bond Series
                                        - U.S. Government Series
                                        - Limited Maturity Bond Series
                                        - High Yield Series

ATTEST: AMY J. LEE                      By:    JOHN D. CLELAND
                                               ---------------------------------
                                        Name:  John D. Cleland
                                        Title: President
                                        Date:  September 24, 1998

                                        SECURITY GROWTH AND INCOME FUND

ATTEST: AMY J. LEE                      By:    JOHN D. CLELAND
                                               ---------------------------------
                                        Name:  John D. Cleland
                                        Title: President
                                        Date:  September 24, 1998

                                        SECURITY MUNICIPAL BOND FUND

ATTEST: AMY J. LEE                      By:    JOHN D. CLELAND
                                               ---------------------------------
                                        Name:  John D. Cleland
                                        Title: President
                                        Date:  September 24, 1998

                                        SECURITY CASH FUND

ATTEST: AMY J. LEE                      By:    JOHN D. CLELAND
                                               ---------------------------------
                                        Name:  John D. Cleland
                                        Title: President
                                        Date:  September 24, 1998

                                        ADVISOR'S FUND

                                        - PCG Growth Series
                                        - PCG Aggressive Growth Series
                                        - SIM Growth Series
                                        - SIM Conservative Growth Series

ATTEST: AMY J. LEE                      By:    JOHN D. CLELAND
                                               ---------------------------------
                                        Name:  John D. Cleland
                                        Title: President
                                        Date:  September 24, 1998

                                        SECURITY MANAGEMENT COMPANY, LLC
                                        (Corporate Account)

ATTEST: AMY J. LEE                      By:    JOHN D. CLELAND
                                               ---------------------------------
                                        Name:  John D. Cleland
                                        Title: Senior Vice President
                                        Date:  September 24, 1998

                                        UMB BANK, N.A.

ATTEST: R. W. BLOEMKER                  By:    RALPH R. SANTORO
                                               ---------------------------------
                                        Name:  Ralph R. Santoro
                                        Title: Senior Vice President
                                        Date:  September 24, 1998

                                   APPENDIX A

                                CUSTODY AGREEMENT

DOMESTIC SUBCUSTODIANS:

      United Missouri Trust Company of New York

SECURITIES SYSTEMS:

      Federal Book Entry

      Depository Trust Company

      Participant Trust Company

SPECIAL SUBCUSTODIANS:

      The Bank of New York

                             SECURITIES DEPOSITORIES
COUNTRIES                     FOREIGN SUBCUSTODIANS            CLEARING AGENCIES
---------                     ---------------------            -----------------
                                                                   Euroclear

                                        SECURITY ULTRA FUND

ATTEST: AMY J. LEE                      By:    JOHN D. CLELAND
                                               ---------------------------------
                                        Name:  John D. Cleland
                                        Title: President
                                        Date:  September 24, 1998

                                        SECURITY EQUITY FUND
                                        - Equity Series
                                        - Social Awareness Series
                                        - Value Series
                                        - Small Company Series

ATTEST: AMY J. LEE                      By:    JOHN D. CLELAND
                                               ---------------------------------
                                        Name:  John D. Cleland
                                        Title: President
                                        Date:  September 24, 1998

                                        SBL FUND
                                        - Series A, B, C, E, J, P, S, V and X

ATTEST: AMY J. LEE                      By:    JOHN D. CLELAND
                                               ---------------------------------
                                        Name:  John D. Cleland
                                        Title: President
                                        Date:  September 24, 1998

                                        SECURITY INCOME FUND
                                        - Corporate Bond Series
                                        - U.S. Government Series
                                        - Limited Maturity Bond Series
                                        - High Yield Series

ATTEST: AMY J. LEE                      By:    JOHN D. CLELAND
                                               ---------------------------------
                                        Name:  John D. Cleland
                                        Title: President
                                        Date:  September 24, 1998

                                        SECURITY GROWTH AND INCOME FUND

ATTEST: AMY J. LEE                      By:    JOHN D. CLELAND
                                               ---------------------------------
                                        Name:  John D. Cleland
                                        Title: President
                                        Date:  September 24, 1998

                                        SECURITY MUNICIPAL BOND FUND

ATTEST: AMY J. LEE                      By:    JOHN D. CLELAND
                                               ---------------------------------

                                        Name:  John D. Cleland
                                        Title: President
                                        Date:  September 24, 1998

                                        SECURITY CASH FUND

ATTEST: AMY J. LEE                      By:    JOHN D. CLELAND
                                               ---------------------------------
                                        Name:  John D. Cleland
                                               ---------------------------------
                                        Title: President
                                        Date:   September 24, 1998

                                        ADVISOR'S FUND
                                        - PCG Growth Series
                                        - PCG Aggressive Growth Series
                                        - SIM Growth Series
                                        - SIM Conservative Growth Series

ATTEST: AMY J. LEE                      By:    JOHN D. CLELAND
                                               ---------------------------------
                                        Name:  John D. Cleland
                                        Title: President
                                        Date:  September 24, 1998

                                        SECURITY MANAGEMENT COMPANY, LLC
                                        (Corporate Account)

ATTEST: AMY J. LEE                      By:    JOHN D. CLELAND
                                               ---------------------------------
                                        Name:  John D. Cleland
                                        Title: Senior Vice President
                                        Date:  September 24, 1998

                                        UMB BANK, N.A.

ATTEST: R. W. BLOEMKER                  By:    RALPH R. SANTORO
                                               ---------------------------------
                                        Name:  Ralph R. Santoro
                                        Title: Senior Vice President
                                        Date:  September 24, 1998

                         AMENDMENT TO CUSTODY AGREEMENT

The following open-end management investment companies ("Funds") are hereby made parties to the Custody Agreement dated January 1, 1995, as amended September 24, 1998, with UMB Bank, n.a. ("Custodian"), and agree to be bound by all the terms and conditions contained in said Agreement:

                                 List of Funds:

                   Security Equity Fund, Enhanced Index Series
                     Security Equity Fund, Select 25 Series


ATTEST:                                 SECURITY EQUITY FUND
                                        - Enhanced Index Series
                                        - Select 25 Series

AMY J. LEE
------------------
Amy J. Lee                              By:    JAMES R. SCHMANK
                                               ---------------------------------
                                        Title: Vice President

ATTEST:                                 UMB Bank, n.a.

------------------
                                        By:    RALPH R. SANTORO
                                               ---------------------------------
                                        Title: Senior Vice President
                                        Date:  February 16, 1999

                             AMENDMENT TO APPENDIX A

                                CUSTODY AGREEMENT

DOMESTIC SUBCUSTODIANS:

      United Missouri Trust Company of New York

SECURITIES SYSTEMS:

      Federal Book Entry

      Depository Trust Company

      Participant Trust Company

SPECIAL SUBCUSTODIANS:

      The Bank of New York

                             SECURITIES DEPOSITORIES
COUNTRIES                     FOREIGN SUBCUSTODIANS            CLEARING AGENCIES
---------                     ---------------------            -----------------
                                                                   Euroclear

                                        SECURITY EQUITY FUND
                                        - Enhanced Index Series
                                        - Select 25 Series

ATTEST: AMY J. LEE                      By:    JAMES R. SCHMANK
                                               ---------------------------------
                                        Name:  James R. Schmank
                                        Title: Vice President
                                        Date:  January 27, 1999

                                        UMB BANK, N.A.

ATTEST:                                 By:    RALPH R. SANTORO
                                               ---------------------------------
------------------                      Name:  Ralph R. Santoro
                                        Title: Senior Vice President
                                        Date:  February 16, 1999

                         AMENDMENT TO CUSTODY AGREEMENT

The following open-end management investment companies ("Funds") are hereby made parties to the Custody Agreement dated January 1, 1995, as amended September 24, 1998, with UMB Bank, n.a. ("Custodian"), and agree to be bound by all the terms and conditions contained in said Agreement:

                                 List of Funds:

                               SBL Fund, Series H
                               SBL Fund, Series Y
                Security Income Fund, Capital Preservation Series

ATTEST:                                 SBL FUND
                                        - Series H
                                        - Series Y

AMY J. LEE                              By:    JAMES R. SCHMANK
----------------------                         ---------------------------------
Amy J. Lee, Secretary                   Title: Vice President

ATTEST:                                 SECURITY INCOME FUND
                                        - Capital Preservation Series

AMY J. LEE                              By:    JOHN D. CLELAND
----------------------                         ---------------------------------
Amy J. Lee, Secretary                          John D. Cleland
                                        Title: President

ATTEST:                                 UMB Bank, n.a.

R. W. BLOEMKER                          By:    RALPH R. SANTORO
----------------------                         ---------------------------------
R. William Bloemker                     Title: Senior Vice President
Assistant Secretary                     Date:   April 26, 1999

                             AMENDMENT TO APPENDIX A

                                CUSTODY AGREEMENT

DOMESTIC SUBCUSTODIANS:

         United Missouri Trust Company of New York

SECURITIES SYSTEMS:

         Federal Book Entry
         Depository Trust Company
         Participant Trust Company

SPECIAL SUBCUSTODIANS:

         The Bank of New York

                             SECURITIES DEPOSITORIES
COUNTRIES                     FOREIGN SUBCUSTODIANS            CLEARING AGENCIES
---------                    -----------------------           -----------------
                                                                   Euroclear

                                        SBL FUND
                                        -      Series H
                                        -      Series Y

ATTEST: AMY J. LEE                      By:    JAMES R. SCHMANK
----------------------                         ---------------------------------
Amy J. Lee, Secretary                   Name:  James R. Schmank
                                        Title: Vice President
                                        Date:  April 30, 1999

                                        SECURITY INCOME FUND
                                        -      Capital Preservation Series

ATTEST: AMY J. LEE                      By:    JOHN D. CLELAND
----------------------                         ---------------------------------
Amy J. Lee, Secretary                   Name:  John D. Cleland
                                        Title: President
                                        Date:  April 30, 1999

                                        UMB BANK, N.A.

ATTEST: R. W. BLOEMKER                  By:    RALPH R. SANTORO
----------------------                         ---------------------------------
R. William Bloemker                     Name:  Ralph R. Santoro
Assistant Secretary                     Title: Senior Vice President
                                        Date:  April 26, 1999

                         AMENDMENT TO CUSTODY AGREEMENT

                             DATED NOVEMBER 3, 2000

The following open-end management investment companies ("Funds") are currently parties to the Custody Agreement dated January 1, 1995, as amended September 24, 1998, with UMB Bank, n.a. ("Custodian"). This amendment is entered into to reflect: (i) certain name changes which have occurred within the Funds; (ii) to add Total Return Series of Security Equity Fund to the agreement which the Custodian has acted as custodian of the assets since July 1999; and (iii) remove Advisor's Fund which has been dissolved. The parties agree to be bound by all the terms and conditions contained in said Agreement.

                               List of Funds:                                        Date Entered
------------------------------------------------------------------------------    -------------------
Security Equity Fund:
    Equity Series                                                                 January 1, 1995
    Social Awareness Series                                                       September 24, 1998
    Mid Cap Value Series (formerly Value Series)                                  September 24, 1998
    Small Cap Growth Series (formerly Small Company Series)                       September 24, 1998
    Enhanced Index Series                                                         January 27, 1999
    Select 25 Series                                                              January 27, 1999
    Total Return Series                                                           July 1999
Security Growth and Income Fund                                                   January 1, 1995
Security Ultra Fund                                                               January 1, 1995
SBL Fund
    Series A                                                                      January 1, 1995
    Series B                                                                      January 1, 1995
    Series C                                                                      January 1, 1995
    Series E                                                                      January 1, 1995
    Series H                                                                      April 26, 1999
    Series J                                                                      January 1, 1995
    Series P                                                                      September 24, 1998
    Series S                                                                      January 1, 1995
    Series V                                                                      September 24, 1998
    Series X                                                                      September 24, 1998
    Series Y                                                                      April 26, 1999
Security Income Fund
    Diversified Income Series (formerly U.S. Government Series; Corporate Bond    January 1, 1995
    Series and Limited Maturity Bond Series merged into Diversified Income
    Series)
    High Yield Series                                                             September 24, 1998
    Capital Preservation Series                                                   April 26, 1999
Security Municipal Bond Fund                                                      January 1, 1995
Security Cash Fund                                                                January 1, 1995

                                        SECURITY EQUITY FUND
                                               Equity Series
                                               Social Awareness Series
                                               Mid Cap Value Series
                                               (formerly Value Series)
                                               Small Cap Growth Series
                                               (formerly Small Company Series)
                                               Enhanced Index Series
                                               Select 25 Series

ATTEST:                                        Total Return Series

AMY J. LEE                              By:       JAMES R. SCHMANK
----------------------                         ---------------------------------
Amy J. Lee                              Title:    President

ATTEST:                                 SECURITY GROWTH AND INCOME FUND

AMY J. LEE                              By:        JAMES R. SCHMANK
----------------------                         ---------------------------------
Amy J. Lee                              Title:    President

ATTEST:                                 SECURITY ULTRA FUND

AMY J. LEE                              By:       JAMES R. SCHMANK
----------------------                         ---------------------------------
Amy J. Lee                              Title:    President
                                        SBL FUND

ATTEST:                                 Series A, B, C, E, H, J, P, S, V, X
                                        and Y

AMY J. LEE                              By:       JAMES R. SCHMANK
----------------------                         ---------------------------------
Amy J. Lee                              Title:    President

                                        SECURITY INCOME FUND
                                            Diversified Income Series
                                            High Yield Series

ATTEST:                                     Capital Preservation Series

AMY J. LEE                              By:    JAMES R. SCHMANK
----------------------                         ---------------------------------
Amy J. Lee                              Title: President

ATTEST:                                 SECURITY MUNICIPAL BOND FUND

AMY J. LEE                              By:    JAMES R. SCHMANK
----------------------                         ---------------------------------
Amy J. Lee                              Title: President

ATTEST:                                 SECURITY CASH FUND

AMY J. LEE                              By:    JAMES R. SCHMANK
----------------------                         ---------------------------------
Amy J. Lee                              Title: President

ATTEST:                                 UMB BANK, N.A.

                                        By:
----------------------                         ---------------------------------
                                        Name:
                                               ---------------------------------
                                        Title:
                                               ---------------------------------

                             AMENDMENT TO APPENDIX A

                                CUSTODY AGREEMENT

DOMESTIC SUBCUSTODIANS:

      United Missouri Trust Company of New York

SECURITIES SYSTEMS:

      Federal Book Entry
      Depository Trust Company
      Participant Trust Company

SPECIAL SUBCUSTODIANS:

      The Bank of New York

                             SECURITIES DEPOSITORIES
COUNTRIES                     FOREIGN SUBCUSTODIANS            CLEARING AGENCIES
---------                     ---------------------            -----------------
                                                                    Euroclear

                                        SECURITY EQUITY FUND
                                               Equity Series
                                               Social Awareness Series
                                               Mid Cap Value Series
                                               (formerly Value Series)
                                               Small Cap Growth Series
                                               (formerly Small Company Series)
                                               Enhanced Index Series
                                               Select 25 Series

ATTEST:                                        Total Return Series

AMY J. LEE                              By:    JAMES R. SCHMANK
----------------------                         ---------------------------------
Amy J. Lee                              Title: President
                                        Date:  November 3, 2000

ATTEST:                                 SECURITY GROWTH AND INCOME FUND

AMY J. LEE                              By:    JAMES R. SCHMANK
----------------------                         ---------------------------------
Amy J. Lee                              Title: President
                                        Date:  November 3, 2000

ATTEST:                                 SECURITY ULTRA FUND

AMY J. LEE                              By:    JAMES R. SCHMANK
----------------------                         ---------------------------------
Amy J. Lee                              Title: President
                                        Date:  November 3, 2000

                                        SBL FUND

ATTEST:                                 Series A, B, C, E, H, J, P, S, V, X
                                        and Y

AMY J. LEE                              By:    JAMES R. SCHMANK
----------------------                         ---------------------------------
Amy J. Lee                              Title:    President
                                        Date:     November 3, 2000

                                        SECURITY INCOME FUND
                                               Diversified Income Series
                                               High Yield Series
ATTEST:                                        Capital Preservation Series

AMY J. LEE                              By:    JAMES R. SCHMANK
----------------------                         ---------------------------------
Amy J. Lee                              Title: President
                                        Date:  November 3, 2000

ATTEST:                                 SECURITY MUNICIPAL BOND FUND

AMY J. LEE                              By:       JAMES R. SCHMANK
----------------------                         ---------------------------------
Amy J. Lee                              Title:    President
                                        Date:     November 3, 2000

ATTEST:                                 SECURITY CASH FUND

AMY J. LEE                              By:    JAMES R. SCHMANK
----------------------                         ---------------------------------
Amy J. Lee                              Title: President
                                        Date:  November 3, 2000

ATTEST:                                 UMB BANK, N.A.

                                        By:
----------------------                         ---------------------------------
                                        Name:
                                               ---------------------------------
                                        Title:
                                               ---------------------------------
                                        Date:
                                               ---------------------------------

                         AMENDMENT TO CUSTODY AGREEMENT

      AMENDMENT, dated as of July 2, 2001, to the Custody Agreement dated January 1, 1995 ("Agreement"), by and between UMB Bank, n. a. ("Custodian"), having a place of business at 928 Grand Avenue, 10th Floor, Kansas City, Missouri 64106 and each of the registered investment companies (on behalf of any series thereof, if applicable) listed on Appendix B to the Agreement, together with such additional companies as shall be made parties to the Agreement by the execution of a revised Appendix B to the Agreement (such companies, and any series thereof, are referred to individually as a "Fund" and, collectively, as the "Funds").

      WHEREAS, each Fund and the Custodian have previously entered into the Agreement pursuant to which the Custodian provides custody and related services to each Fund, including the use of foreign subcustodians and depositories, subject to the terms and conditions set forth therein;

      WHEREAS, the U.S. Securities and Exchange Commission ("SEC") adopted Rule 17f-7 under the Investment Company Act of 1940, as amended (the "1940 Act") concerning arrangements for foreign securities depositories;

      WHEREAS, pursuant to the provisions of Rule 17f-7(a)(1), the Custodian has agreed to assume, subject to the terms and conditions set forth herein, certain analysis and monitoring functions related to foreign securities depositories;

      NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, each Fund and the Custodian agree as follows. Capitalized terms used herein without definition shall have the meanings ascribed to them in the Agreement. All references hereunder to the 1940 Act and to the rules and regulations thereunder shall be deemed to be a reference to such Act and its rules and regulations as they may be amended from time to time.

      1. The Agreement is amended by inserting the following new Subsection 5(g) after Subsection 5(f):

      (g) Securities Depositories.

            (1) The Custodian (or the Domestic Subcustodian) may place and maintain a Fund's Foreign Assets (as defined in Rule 17f-5 under the 1940
      Act) with an Eligible Securities Depository (as defined in Rule 17f-7, which term shall include any other securities depository for which the SEC by exemptive order has permitted registered investment companies to maintain their assets).

            (2) The Custodian (or the Domestic Subcustodian) shall, for evaluation by the Fund or its adviser, provide an analysis of the custody risks associated with maintaining the Fund's Foreign Assets with each Eligible Securities Depository utilized directly or indirectly by the Custodian as of the date hereof (or, in the case of an Eligible Securities Depository not so utilized as of the date hereof, prior to the initial placement of the Fund's Foreign Assets at such depository) and at which any Foreign Assets of the Fund are held or are expected to be held. The Custodian (or the Domestic Subcustodian) shall monitor the custody risks associated with maintaining the Fund's Foreign Assets at each such Eligible Securities Depository on a continuing basis and shall promptly notify the Fund or its adviser of any material changes in such risks.

            (3) Based on the information available to it in the exercise of diligence, the Custodian (or the Domestic Subcustodian) shall determine the eligibility under Rule 17f-7 of each foreign securities depository before maintaining the Fund's Foreign Assets therewith and shall promptly advise the Fund if any Eligible Securities Depository ceases to be so eligible. A list of Eligible Securities Depositories used by the Custodian directly or indirectly as of the date hereof, or as amended from time to time, is attached as Appendix A. Notwithstanding Subsection 16(c) hereof, Eligible Securities Depositories may, subject to Rule 17f-7, be added to or deleted from such list from time to time.

            (4) Withdrawal of Assets. If an arrangement with an Eligible Securities Depository no longer meets the requirements of Rule 17f-7, the Custodian (or the Domestic Subcustodian) will withdraw the Fund's Foreign Assets from such depository as soon as reasonably practicable.

            (5) Standard of Care. In fulfilling its responsibilities  under this
      Section 5(g), the Custodian will exercise reasonable care, prudence and diligence.

2. The Agreement is further amended by deleting Subsection 6(b) in its entirety and inserting the following amended Subsection 6(b) in its place:

      (b) Actions Prohibited by Applicable Law, Etc.

      In no event shall the Custodian incur liability hereunder if the Custodian or any Subcustodian or Securities System, or any Subcustodian, Eligible Securities Depository utilized by any such Subcustodian, or any nominee of the Custodian or any Subcustodian (individually, a "Person") is prevented, forbidden or delayed from performing, or omits to perform, any act or thing which this Agreement provides shall be performed or omitted to be performed, by reason of: (i) any provision of any present or future law or regulation or order of the United States of America, or any state thereof, or of any foreign country, or political subdivision thereof or of any court of competent jurisdiction (and the Custodian nor any other Person shall not be obligated to take any action contrary thereto); or (ii) any "Force Majeure," which for purposes of this Agreement, shall mean any circumstance or event which is beyond the reasonable control of the Custodian, a Subcustodian or any agent of the Custodian or a Subcustodian and which adversely affects the performance by the Custodian of its obligations hereunder, by the Subcustodian of its obligations under its subcustody agreement or by any other agent of the Custodian or the Subcustodian, unless in each case, such delay or nonperformance is caused by the negligence, misfeasance or misconduct of the

      Custodian. Such Force Majeure events may include any event caused by, arising out of or involving (a) an act of God, (b) accident, fire, water damage or explosion, (c) any computer, system or other equipment failure or malfunction caused by any computer virus or the malfunction or failure of any communications medium, (d) any interruption of the power supply or other utility service, (e) any strike or other work stoppage, whether partial or total, (f) any delay or disruption resulting from or reflecting the occurrence of any Sovereign Risk (as defined below), (g) any disruption of, or suspension of trading in, the securities, commodities or foreign exchange markets, whether or not resulting from or reflecting the occurrence of any Sovereign Risk, (h) any encumbrance on the transferability of a currency or a currency position on the actual settlement date of a foreign exchange transaction, whether or not resulting from or reflecting the occurrence of any Sovereign Risk, or (i) any other cause similarly beyond the reasonable control of the Custodian.

      Subject to the Custodian's general standard of care set forth in Subsection 6(a) hereof and the requirements of Section 17(f) of the 1940 Act and Rule 17f-7 thereunder, the Custodian shall not incur liability hereunder if any Person is prevented, forbidden or delayed from performing, or omits to perform, any act or thing which this Agreement provides shall be performed or omitted to be performed by reason of any
      (i) "Sovereign Risk," which for the purpose of this Agreement shall mean, in respect of any jurisdiction, including the United States of America, where investments are acquired or held under this Agreement, (a) any act of war, terrorism, riot, insurrection or civil commotion, (b) the imposition of any investment, repatriation or exchange control restrictions by any governmental authority, (c) the confiscation, expropriation or nationalization of any investments by any governmental authority, whether de facto or de jure, (d) any devaluation or revaluation of the currency, (e) the imposition of taxes, levies or other charges affecting investments, (f) any change in the applicable law, or (g) any other economic or political risk incurred or experienced that is not directly related to the economic or financial conditions of the Eligible Foreign Custodian, except as otherwise provided in this Agreement, or (ii) "Country Risk," which for the purpose of this Agreement shall mean, with respect to the acquisition, ownership, settlement or custody of investments in a jurisdiction, all risks relating to, or arising in consequence of, systemic and markets factors affecting the acquisition, payment for or ownership of investments, including (a) the prevalence of crime and corruption except for crime or corruption by the Eligible Foreign Custodian, or its employees, directors or officers for which the liability of the Custodian (or the Domestic Subcustodian) is not predicated upon recovery of such damages from the Subcustodian as set forth in the Global Custody Network Listing, (b) the inaccuracy or unreliability of business and financial information (unrelated to the duties imposed on the Custodian by Rule 17f-7 under the 1940 Act), (c) the instability or volatility of banking and financial systems, or the absence or inadequacy of an infrastructure to support such systems, (d) custody and settlement infrastructure of the market in which such investments are transacted and held, (e) the acts, omissions and operation of any Eligible Securities Depository, it being understood that this provision shall not excuse the Custodian's performance under the express terms of this Agreement and its liability therefor, (f) the risk of the bankruptcy or insolvency of banking agents, counterparties to cash and securities transactions, registrars or transfer agents, (g) the existence of market conditions which prevent the orderly execution or settlement of transactions or which affect the value of assets, and (h) the laws relating to the safekeeping and recovery of a Fund's Foreign Assets held in custody pursuant to the terms of this Agreement; provided, however, that, in compliance with Rule 17f-5, neither Sovereign Risk nor Country Risk shall include the custody risk of a particular Eligible Foreign Custodian of a Fund's Foreign Assets.

3. All references throughout the Agreement to "Securities Depository or Clearing Agency" are hereby changed to "Eligible Securities Depository." In Subsection 16(g) relating to defined terms, the reference to Section 5(b) for the definition of "Securities Depository or Clearing Agency" (which has been changed to "Eligible Securities Depository" is changed to Section 5(g). In addition, the list of defined terms is amended to include "Force Majeure" with a reference to
Section 6(b), "Country Risk" with a reference to Section 6(b), and "Foreign Assets" with a reference to Section 5(g).

4. Except as modified hereby, the Agreement is confirmed in all respects.

                                    * * * * *

      IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

Security Equity Fund                            UMB Bank, n.a.

By:      AMY J. LEE                             By:      RALPH R. SANTORO
         ----------------------------                    ----------------------
Name:    Amy J. Lee                             Name:    Ralph R. Santoro
Title:   Secretary                              Title:   Senior Vice President

Security Ultra Fund

By:      AMY J. LEE
         ----------------------------
Name:    Amy J. Lee
Title:   Secretary

Security Growth and Income Fund

By:      AMY J. LEE
         ----------------------------
Name:    Amy J. Lee
Title:   Secretary

Security Income Fund

By:      AMY J. LEE
         ----------------------------
Name:    Amy J. Lee
Title:   Secretary

Security Municipal Bond Fund

By:      AMY J. LEE
         ----------------------------
Name:    Amy J. Lee
Title:   Secretary

Security Cash Fund

By:      AMY J. LEE
         ----------------------------
Name:    Amy J. Lee
Title:   Secretary

SBL Fund

By:      AMY J. LEE
         ----------------------------
Name:    Amy J. Lee
Title:   Secretary

                                   APPENDIX A

                                    Euroclear

                                   APPENDIX B

SECURITY EQUITY FUND

     Equity Series
     Social Awareness Series
     Mid Cap Value Series
     Small Cap Growth Series
     Enhanced Index Series
     Select 25 Series
     Total Return Series

SECURITY ULTRA FUND

SECURITY GROWTH AND INCOME FUND

Security Income Fund
     Diversified Income Series
     High Yield Series

SECURITY CASH FUND

SECURITY MUNICIPAL BOND FUND

SBL FUND
     Series A (Equity)
     Series B (Large Cap Value)
     Series C (Money Market)
     Series E (Diversified  Income)
     Series H (Enhanced Index)
     Series J (Mid Cap Growth)
     Series P (High Yield)
     Series S (Social  Awareness)
     Series V (Mid Cap Value)
     Series Y (Select 25)
     Series X (Small Cap Growth)

                         AMENDMENT TO CUSTODY AGREEMENT

      AMENDMENT, dated as of February 8, 2008, to the Custody Agreement dated January 1, 1995, as amended to date ("Agreement"), by and between UMB Bank, n.
a. ("Custodian"), having a place of business at 928 Grand Avenue, 10th Floor, Kansas City, Missouri 64106 and each of the registered investment companies (on behalf of any series thereof, if applicable) listed on Appendix B to the Agreement, together with such additional companies as shall be made parties to the Agreement by the execution of a revised Appendix B to the Agreement (such companies, and any series thereof, are referred to individually as a "Fund" and, collectively, as the "Funds").

      WHEREAS, each Fund and the Custodian have previously entered into the Agreement pursuant to which the Custodian provides custody and related services to each Fund, including the use of foreign subcustodians and depositories, subject to the terms and conditions set forth therein;

      WHEREAS, each Fund and the Custodian wish to amend the list of Funds in Appendix B;

      NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, each Fund and the Custodian agree that the existing Agreement is amended by replacing the existing Appendix B and with the Appendix B attached to this Amendment.. Capitalized terms used herein without definition shall have the meanings ascribed to them in the Agreement. All references hereunder to the 1940 Act and to the rules and regulations thereunder shall be deemed to be a reference to such Act and its rules and regulations as they may be amended from time to time.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

Security Equity Fund                                          UMB Bank, n.a.

By:      AMY J. LEE                          By:    BONNIE L. JOHNSON
         ----------------------------               ---------------------------
Name:    Amy J. Lee                          Name:  Bonnie L. Johnson
Title:   Secretary                           Title: VP

Security Mid Cap Growth Fund
(formerly Security Ultra Fund)

By:      AMY J. LEE
         ----------------------------
Name:    Amy J. Lee
Title:   Secretary

Security Large Cap Value Fund

By:      AMY J. LEE
         ----------------------------
Name:    Amy J. Lee
Title:   Secretary

Security Income Fund

By:      AMY J. LEE
         ----------------------------
Name:    Amy J. Lee
Title:   Secretary

Security Cash Fund

By:      AMY J. LEE
         ----------------------------
Name:    Amy J. Lee
Title:   Secretary

SBL Fund

By:      AMY J. LEE
         ----------------------------
Name:    Amy J. Lee
Title:   Secretary

                                   APPENDIX B

SECURITY EQUITY FUND
     Equity Series
     Mid Cap Value Series
     Small Cap Growth Series
     Select 25 Series
     Small Cap Value Series
     Mid Cap Value Insitutional Fund

SECURITY MID CAP GROWTH FUND (FORMERLY SECURITY ULTRA FUND)

SECURITY LARGE CAP VALUE FUND (FORMERLY SECURITY GROWTH AND INCOME FUND)
     Large Cap Value Institutional Fund
     Large Cap Value Fund

SECURITY INCOME FUND
     Diversified Income Series
     High Yield Series
     Capital Preservation Series

SECURITY CASH FUND

SBL FUND
     Series A (Equity)
     Series B (Large Cap Value)
     Series C (Money Market)
     Series E (Diversified  Income)
     Series H (Enhanced Index)
     Series J (Mid Cap Growth)
     Series P (High Yield)
     Series V (Mid Cap Value)
     Series Y (Select 25)
     Series X (Small Cap Growth)

                         AMENDMENT TO CUSTODY AGREEMENT

      AMENDMENT, dated as of August 18, 2008, to the Custody Agreement dated January 1, 1995, as amended to date ("Agreement"), by and between UMB Bank, n.
a. ("Custodian"), having a place of business at 928 Grand Avenue, 10th Floor, Kansas City, Missouri 64106 and each of the registered investment companies (on behalf of any series thereof, if applicable) listed on Appendix B to the Agreement, together with such additional companies as shall be made parties to the Agreement by the execution of a revised Appendix B to the Agreement (such companies, and any series thereof, are referred to individually as a "Fund" and, collectively, as the "Funds").

      WHEREAS, each Fund and the Custodian have previously entered into the Agreement pursuant to which the Custodian provides custody and related services to each Fund, including the use of foreign subcustodians and depositories, subject to the terms and conditions set forth therein;

      WHEREAS, each Fund and the Custodian wish to amend the list of Funds in Appendix B;

      NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, each Fund and the Custodian agree that the existing Agreement is amended by replacing the existing Appendix B and with the Appendix B attached to this Amendment. Capitalized terms used herein without definition shall have the meanings ascribed to them in the Agreement. All references hereunder to the 1940 Act and to the rules and regulations thereunder shall be deemed to be a reference to such Act and its rules and regulations as they may be amended from time to time.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

Security Equity Fund                         UMB Bank, n.a.

By:      AMY J.LEE                           By:      BONNIE L. JOHNSON
         ----------------------------                 -------------------------
Name:    Amy J. Lee                          Name:    Bonnie L. Johnson
Title:   Secretary                           Title:   VP

Security Mid Cap Growth Fund
(formerly Security Ultra Fund)

By:      AMY J. LEE
         ----------------------------
Name:    Amy J. Lee
Title:   Secretary

Security Large Cap Value Fund

By:      AMY J. LEE
         ----------------------------
Name:    Amy J. Lee
Title:   Secretary

Security Income Fund

By:      AMY J. LEE
         ----------------------------
Name:    Amy J. Lee
Title:   Secretary

Security Cash Fund

By:      AMY J. LEE
         ----------------------------
Name:    Amy J. Lee
Title:   Secretary

SBL Fund

By:      AMY J. LEE
         ----------------------------
Name:    Amy J. Lee
Title:   Secretary

                                   APPENDIX B

SECURITY EQUITY FUND
     Equity Series
     Mid Cap Value Series
     Small Cap Growth Series
     Select 25 Series
     Small Cap Value Series
     All Cap Value Series
     Mid Cap Value Institutional Fund

SECURITY MID CAP GROWTH FUND (FORMERLY SECURITY ULTRA FUND)

SECURITY LARGE CAP VALUE FUND (FORMERLY SECURITY GROWTH AND INCOME FUND)
     Large Cap Value Institutional Fund
     Large Cap Value Fund

SECURITY INCOME FUND
     Diversified Income Series
     High Yield Series
     Capital Preservation Series

SECURITY CASH FUND

SBL FUND
     Series A (Equity)
     Series B (Large Cap Value)
     Series C (Money Market)
     Series E (Diversified  Income)
     Series H (Enhanced Index)
     Series J (Mid Cap Growth)
     Series O (All Cap  Value)
     Series P (High  Yield)
     Series V (Mid Cap Value)
     Series Y (Select 25)
     Series X (Small Cap Growth)

                         AMENDMENT TO CUSTODY AGREEMENT

      AMENDMENT, dated as of _____________, 2009, to the Custody Agreement dated January 1, 1995, as amended to date ("Agreement"), by and between UMB Bank, n.
a. ("Custodian"), having a place of business at 928 Grand Avenue, 10th Floor, Kansas City, Missouri 64106 and each of the registered investment companies (on behalf of any series thereof, if applicable) listed on Appendix B to the Agreement, together with such additional companies as shall be made parties to the Agreement by the execution of a revised Appendix B to the Agreement (such companies, and any series thereof, are referred to individually as a "Fund" and, collectively, as the "Funds").

      WHEREAS, each Fund and the Custodian have previously entered into the Agreement pursuant to which the Custodian provides custody and related services to each Fund, including the use of foreign subcustodians and depositories, subject to the terms and conditions set forth therein;

      WHEREAS, each Fund and the Custodian wish to amend the list of Funds in Appendix B;

      NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, each Fund and the Custodian agree that the existing Agreement is amended by replacing the existing Appendix B and with the Appendix B attached to this Amendment. Capitalized terms used herein without definition shall have the meanings ascribed to them in the Agreement. All references hereunder to the 1940 Act and to the rules and regulations thereunder shall be deemed to be a reference to such Act and its rules and regulations as they may be amended from time to time.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

Security Equity Fund                         UMB Bank, n.a.

By:                                          By:
         ----------------------------                 -------------------------
Name:    Amy J. Lee                          Name:
                                                      -------------------------
Title:   Secretary                           Title:
                                                      -------------------------

Security Mid Cap Growth Fund
(formerly Security Ultra Fund)

By:
         ----------------------------
Name:    Amy J. Lee
Title:   Secretary

Security Large Cap Value Fund

By:
         ----------------------------
Name:    Amy J. Lee
Title:   Secretary

Security Income Fund

By:
         ----------------------------
Name:    Amy J. Lee
Title:   Secretary

Security Cash Fund

By:
         ----------------------------
Name:    Amy J. Lee
Title:   Secretary

SBL Fund

By:
         ----------------------------
Name:    Amy J. Lee
Title:   Secretary

                                   APPENDIX B

SECURITY EQUITY FUND

     Equity Series
     Mid Cap Value Series
     Small Cap Growth Series
     Select 25 Series
     Small Cap Value Series
     All Cap Value Series
     Mid Cap Value Institutional Fund
     All Cap Growth Series

SECURITY MID CAP GROWTH FUND (FORMERLY SECURITY ULTRA FUND)

SECURITY LARGE CAP VALUE FUND (FORMERLY SECURITY GROWTH AND INCOME FUND)
     Large Cap Value Institutional Fund
     Large Cap Value Fund

SECURITY INCOME FUND
     Diversified Income Series
     High Yield Series
     Capital Preservation Series

SECURITY CASH FUND

SBL FUND
     Series A (Equity)
     Series B (Large Cap Value)
     Series C (Money Market)
     Series E (Diversified  Income)
     Series H (Enhanced Index)
     Series J (Mid Cap Growth)
     Series O (All Cap  Value)
     Series P (High  Yield)
     Series V (Mid Cap Value)
     Series Y (Select 25)
     Series X (Small Cap Growth)